                                                                      EXHIBIT 24

          DIRECTORS AND CERTAIN OFFICERS OF NATIONAL CITY CORPORATION
                       REGISTRATION STATEMENT ON FORM S-4

                               POWER OF ATTORNEY

     The undersigned directors and officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign in the capacities indicated below and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 relating to the registration of the common stock, par value $4.00 per share, of the Corporation to be issued pursuant to an Agreement and Plan of Merger by and between the Corporation and Provident Financial Group, Inc. dated as of February 16, 2004 (together with any shares of common stock to be issued pursuant to the conversion rights under the Series D Non-Voting Convertible Preferred Stock, without par value, to be issued in connection with the merger) and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     EXECUTED this 23rd day of February, 2004.


                 /s/ JON E. BARFIELD                   Director
-----------------------------------------------------
                   Jon E. Barfield

               /s/ JAMES S. BROADHURST                 Director
-----------------------------------------------------
                 James S. Broadhurst

                  /s/ JOHN W. BROWN                    Director
-----------------------------------------------------
                    John W. Brown

                /s/ DUANE E. COLLINS                   Director
-----------------------------------------------------
                  Duane E. Collins

              /s/ CHRISTOPHER M. CONNOR                Director
-----------------------------------------------------
                Christopher M. Connor

                /s/ DAVID A. DABERKO                   Chairman of the Board and Chief Executive
-----------------------------------------------------  Officer (Principal Executive Officer)
                  David A. Daberko

                 /s/ DANIEL E. EVANS                   Director
-----------------------------------------------------
                   Daniel E. Evans

                /s/ JOSEPH T. GORMAN                   Director
-----------------------------------------------------
                  Joseph T. Gorman

             /s/ BERNADINE P. HEALY, M.D               Director
-----------------------------------------------------
               Bernadine P. Healy, M.D

                 /s/ PAUL A. ORMOND                    Director
-----------------------------------------------------
                   Paul A. Ormond

                 /s/ ROBERT A. PAUL                    Director
-----------------------------------------------------
                   Robert A. Paul

                /s/ GERALD L. SHAHEEN                  Director
-----------------------------------------------------
                  Gerald L. Shaheen

                 /s/ JEROME F. TATER                   Director
-----------------------------------------------------
                   Jerome F. Tater

            /s/ JERRY SUE THORNTON, PH.D               Director
-----------------------------------------------------
              Jerry Sue Thornton, Ph.D

                   /s/ MORRY WEISS                     Director
-----------------------------------------------------
                     Morry Weiss